                                                                       EXHIBIT 1

                  3,000,000 Shares of Paired Common Stock/*/


                         SANTA ANITA OPERATING COMPANY

                     SANTA ANITA REALTY ENTERPRISES, INC.

                            UNDERWRITING AGREEMENT
                            ----------------------

June   , 1995

SMITH BARNEY INC.
DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
As Representatives of the Several Underwriters
c/o SMITH BARNEY INC.
388 Greenwich Street, 34th Floor
New York, New York 10013


Dear Sirs:

     Santa Anita Realty Enterprises, Inc., a Delaware corporation ("Realty"), and Santa Anita Operating Company, a Delaware corporation ("Operating Company" and, together with Realty, the "Companies" or, individually, a "Company"), confirm their respective agreements with Smith Barney Inc. ("Smith Barney") and Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and each of the other Underwriters named in Schedule I hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Smith Barney and DLJ are acting as representatives (in such capacity, Smith Barney and DLJ shall hereinafter be referred to as the "Representatives"), with respect to the sale by the Companies and the purchase by the Underwriters, acting severally and not jointly, of an aggregate of 3,000,000 units (the "Initial Units") of Convertible Notes due October 1, 1995 (individually, a "Note" and collectively, the "Notes") of Realty and Operating Company in accordance with the terms of this agreement ("Agreement"). Each Note shall consist of one or more whole units. The Notes shall be non-interest bearing and shall evidence the several obligations of Realty and of Operating Company of ____% and ____%, respectively, of the aggregate principal amounts of the Notes. The Notes are to be issued under an indenture dated as of July 1, 1995 (the "Indenture") entered into by

/*/ The Shares of Paired Common Stock are issuable upon conversion of 3,000,000 units of Convertible Notes due October 1, 1995.

Realty and Operating Company with Harris Trust Company of California, as trustee (the "Trustee"), and are due October 1, 1995 unless the maturity thereof is extended as provided in the Indenture. In addition, Realty and Operating Company have granted to the Underwriters, severally and not jointly, the option described in Section 2 hereof to purchase all or any part of 450,000 additional units of Notes. The aforesaid Initial Units (the "Initial Securities") and all or any part of the units of Notes subject to the option described in Section 2 hereof (the "Option Securities") are collectively hereinafter called the "Securities".

     Upon conversion of the Notes, shares of common stock, $.10 par value, of Realty ("Realty Common Stock") and shares of common stock, $.10 par value, of Operating Company ("Operating Company Common Stock") will be offered to the public in units consisting of one share of Realty Common Stock and one share of Operating Company Common Stock, paired for transfer and trading purposes (each such unit is referred to herein as a "Share of Paired Common Stock" and such units are referred to collectively as the "Shares of Paired Common Stock").

     Each Note shall be automatically converted into the number of Shares of Paired Common Stock equal to the number of units comprising such Note upon certification to the Trustee in accordance with the terms of the Indenture that
(i) the beneficial ownership of such Note (or a portion thereof) has been transferred to a person who is not (a) a party to that certain Master Agreement Among Underwriters dated July 18, 1985 who participated in the distribution of the Securities, (b) a party (a "Dealer") to a "Papilsky Letter" who participated in the distribution of the Securities, (c) a person who is otherwise an underwriter or dealer who participated in the distribution of the Securities (the parties referred to in clauses (a), (b) and (c) being hereinafter referred to individually as an "Underwriting Party" and collectively as the "Underwriting Parties"), or (d) any Affiliate (as defined below) of an Underwriting Party or
(ii) the Shares of Paired Common Stock issuable upon the conversion of such Note (or a portion thereof) have been sold in a regular-way sale on the New York Stock Exchange prior to the time that any of the Underwriting Parties is deemed to have completed its participation in the distribution of the Securities within the meaning of Rule 10b-6(c)(3) (excluding, for such purpose, the last sentence thereof) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As used in the preceding sentence "Affiliate" means with respect to any entity (a) a partner in or holder of 10% or more of the shares of the entity,
(b) a person in which the entity holds 10% or more of the shares or is a partner, or (c) a family member of, or trust for, any such entity, partner or shareholder.

     1.  Registration Statement and Prospectus.  The Companies have prepared and
         -------------------------------------
filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a joint registration statement on Form S-3 under the Act (the "registration statement"), including a joint prospectus subject to completion relating to the Notes and the Shares of Paired Common Stock to be issued upon conversion of such Notes. The term "Registration

Statement" as used in this Agreement means the registration statement
(including all financial schedules and exhibits), as amended at the time it becomes effective, or, if the registration statement became effective prior to the execution of this Agreement, as supplemented or amended prior to the execution of this Agreement. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Shares of Paired Common Stock may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. The term "Prospectus" as used in this Agreement means the joint prospectus in the form included in the Registration Statement, or, if the joint prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Act and such information is included in a joint prospectus filed with the Commission pursuant to Rule 424(b) under the Act, the term "Prospectus" as used in this Agreement means the joint prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the joint prospectus filed with the Commission pursuant to Rule 424(b). The term "Prepricing Prospectus" as used in this Agreement means the joint prospectus subject to completion in the form included in the registration statement at the time of the initial filing of the registration statement with the Commission, and as such joint prospectus shall have been amended from time to time prior to the date of the Prospectus. Any reference in this Agreement to the registration statement, the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act. As used herein, the term "Incorporated
Documents" means the documents which are incorporated by reference into the registration statement, the Registration Statement, any Prepricing Prospectus, the Prospectus, or any amendment or supplement thereto.

     2.  Agreements to Sell and Purchase.  The Companies hereby agree, subject
         -------------------------------
to all the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Companies herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Companies, at the purchase price per unit of $___________ (the "purchase price per unit"), the number of Initial Securities set forth opposite the name of such Underwriter in Schedule I hereto (plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof).

     The Companies also agree, subject to all the terms and conditions set forth herein, to sell to the Underwriters, and, upon the basis of the representations, warranties and agreements of the Companies herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right to purchase from the Companies, at the purchase price per unit, pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 9:00 P.M., New York City time, on the 30th day after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading), up to an aggregate of 450,000 units of Option Securities. Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase from the Companies the number of Option Securities (subject to such adjustments as you may determine in order to avoid fractional units) which bears the same proportion to the number of Option Securities to be purchased by the Underwriters as the number of Initial Securities set forth opposite the name of such Underwriter in Schedule I hereto (plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof) bears to the aggregate number of Initial Securities.

     3.  Terms of Public Offering.  The Companies have been advised by you that
         ------------------------
the Underwriters propose to make a public offering of their respective portions of the Shares of Paired Common Stock to be issued upon conversion of the Notes as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Shares of Paired Common Stock upon the terms set forth in the Prospectus.

     4.  Delivery of Securities and Payment Therefor.  Delivery to the
         -------------------------------------------
Underwriters of and payment for the Initial Securities shall be made at the office of O'Melveny & Myers, 400 South Hope Street, 15th Floor, Los Angeles, California 90071, at 6:00 A.M., Los Angeles time, on ___________, 1995 (the "Closing Date"). The place of closing for the Initial Securities and the Closing Date may be varied by agreement between you and the Companies.

     Delivery to the Underwriters of and payment for any Option Securities to be purchased by the Underwriters shall be made at the aforementioned office of O'Melveny & Myers at such time on such date (the "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than three nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you on behalf of the Underwriters to the Companies of the Underwriters' determination to purchase a number, specified in such notice, of Option Securities. The place of closing for any Option Securities and the Option Closing Date for such Securities may be varied by agreement between you and the Companies.

     Where, not later than 1:00 P.M., New York City time, on the third business day preceding the relevant Closing Date, the Representatives have certified to the Companies on behalf of an Underwriter that (i) the beneficial ownership of the Securities to be purchased by such Underwriter has been transferred to a person who is not an Underwriting Party or any Affiliate (as defined the third paragraph of this Agreement) of an Underwriting Party or (ii) the Shares of Paired Common Stock issuable upon the conversion of such Securities have been sold in a regular-way sale on the New York Stock Exchange prior to the time that any of the Underwriting Parties is deemed to have completed its participation in the distribution of the Securities within the meaning of Rule 10b-6(c)(3) (excluding, for such purpose, the last sentence thereof) of the Exchange Act, then the Companies and the Representatives shall cause the Note(s) evidencing such Securities to be delivered to the Trustee and, upon certification to the Trustee in accordance with the terms of the Indenture, the Trustee shall effect the conversion of such Note(s) and shall deliver to the Representatives a certificate evidencing, or electronic evidence of, the Shares of Paired Common Stock issued upon such conversion for delivery for the account of the beneficial owners thereof.

     The Note(s) representing the Initial Securities and the Option Securities, if any, shall be registered in such names and in such denominations as you shall request prior to 1:00 P.M., New York City time, on the third business day preceding the Closing Date or any Option Closing Date, as the case may be. Provided that the terms of the Indenture have been complied with, on the Closing Date or the Option Closing Date, as the case may be, the Company shall deliver in respect of the Shares of Paired Common Stock to be issued upon conversion of such Note(s) one certificate evidencing, or electronic evidence of, all of such Shares of Paired Common Stock registered in the name of Cede & Co., as nominee for The Depository Trust Company ("DTC"). Interests in such Shares will be represented by such book entries on the records of DTC as the Underwriters may request prior to 1:00 P.M., New York City time, on the third business day preceding the Closing Date or the Option Closing Date, as the case may be. Such certificate, or such electronic evidence, shall be made available to you in New York City for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. The Note(s) representing the Initial Securities and the Option Securities, if any, shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor, minus one day's interest at the overnight federal funds rate, in immediately available funds to the order of the Companies.

     Payment for the Initial Securities and the Option Securities, if any, shall be divided between and paid to Realty and Operating Company, respectively, in the same proportion as the aggregate principal amounts of the obligations of Realty and Operating Company under the Notes representing the Initial Securities and the Option Securities, if any, each bear to the other.

     5.  Agreements of the Companies.  Each of the Companies agrees with the
         ---------------------------
several Underwriters as follows:

     (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Securities or the Shares of Paired Common Stock may commence, the Companies will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment has become effective.

     (b) The Companies will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Securities or the Shares of Paired Common Stock for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph (f) below, of any change in either of the Companies' condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Companies will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

     (c) The Companies will furnish to you, without charge, three signed copies of the registration statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto, and will also furnish to you, without charge, such reasonable number of conformed copies of the registration statement as originally filed and of each amendment thereto, but without exhibits, as you may request.

     (d) The Companies will not (i) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus until after you have been provided with a copy of the proposed amendment or supplement and have been given a reasonable opportunity to consult with the Companies regarding its content and shall not file such proposed amendment or supplement if after such consultation you reasonably object to the filing unless the filing of such amendment or supplement is required by law or (ii) so long as, in the opinion of counsel for the Underwriters, a Prospectus is required to be delivered in connection with sales by any Underwriter or dealer, file any information, documents or reports pursuant to the Exchange Act, without delivering a copy of such information, documents or reports to you, as Representatives of the Underwriters, prior to or concurrently with such filing.

     (e) Prior to the execution and delivery of this Agreement, the Companies have delivered to you, without charge, in such quantities as you have requested, copies of each form of the Prepricing Prospectus. The Companies consent to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares of Paired Common Stock are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Companies.

     (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer, the Companies will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The Companies consent to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares of Paired Common Stock are offered by the several Underwriters and by all dealers to whom Securities or the Shares of Paired Common Stock may be sold, both in connection with the offering and sale of the Shares of Paired Common Stock and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Companies or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with the Act or any other law, the Companies will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate supplement or amendment thereto, and will expeditiously furnish to the Underwriters and dealers a reasonable number of copies thereof. In the event that the Companies and you, as Representatives of the several Underwriters, agree that the Prospectus should be amended or supplemented, the Companies, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

     (g) The Companies will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Shares of Paired Common Stock for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided, that in no event shall either of the Companies be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares of Paired Common Stock, in any jurisdiction where it is not now so subject.

     (h) Each of the Companies will make generally available to its security holders a consolidated earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement, as soon as practicable thereafter and in any event not later than 60 days after the end of its fiscal quarter in which the first anniversary of such effective date occurs, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act.

     (i) During the period of five years hereafter, the Companies will furnish to you (i) as soon as available, a copy of each report of the Companies mailed to stockholders or filed with the Commission, and (ii) from time to time such other information concerning the Companies as you may reasonably request.

     (j) The Companies will apply the net proceeds from the sale of the Securities substantially in accordance with the description set forth in the Prospectus under the caption "Use of Proceeds."

     (k) If Rule 430A of the Act is employed, the Companies will timely file the Prospectus pursuant to Rule 424(b) under the Act and will advise you of the time and manner of such filing.

     (l) Except as provided in this Agreement and pursuant to the exercise of stock options granted prior to the filing of the Registration Statement, the Companies will not sell, contract to sell or otherwise dispose of any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or grant any options or warrants to purchase Common Stock, for a period of 120 days after the date of the Prospectus, without the prior written consent of the Representatives; provided, that Operating Company may grant up to 653,353 shares of its Common Stock pursuant to its 1995 Share Award Plan and Realty may grant up to 220,000 shares of its Common Stock under its 1995 Share Award Plan without your prior written consent.

     (m) The Companies have furnished or will furnish to you "lock-up" letters, in form and substance satisfactory to you, signed by each Company and each of their current executive officers and directors.

     (n) Except as stated in this Agreement and in the Prepricing Prospectus and Prospectus, neither of the Companies has taken, nor will it take, directly or indirectly, any action designed, or that might reasonably be expected, to cause or result in stabilization or manipulation of the price of the Paired Common Stock to facilitate the sale or resale of the Shares of Paired Common Stock.

     (o) The Companies will use their best efforts to have the Common Stock listed, subject to notice of issuance, on the New York Stock Exchange, concurrently with the effectiveness of the registration statement.

     6.  Representations and Warranties of the Companies.  The Companies jointly
         -----------------------------------------------
and severally represent and warrant to each Underwriter that:

     (a) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the provisions of the Act. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

     (b) The Registration Statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the registration statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Companies in writing by or on behalf of any Underwriter through you expressly for use therein.

     (c) The Incorporated Documents, at the time they were or are filed with the Commission, complied or will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and, when read together and with the other information in the Prospectus, at the time the Registration Statement becomes effective and as of each Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (d) The authorized, issued and outstanding capital stock of the Companies is as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus); the shares of issued and outstanding common stock of the Companies set forth therein have been duly authorized and validly issued and are fully paid and non-assessable; the Securities to be purchased by the Underwriters from the Companies have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Companies pursuant to this Agreement against payment of the consideration specified herein, will be, together with the Shares of Paired Common Stock to be issued upon conversion of the Notes upon their issuance pursuant to the terms of the Notes and the Indenture, validly issued and fully paid and non-assessable; the Realty Common Stock, Operating Company Common Stock, Shares of Paired Common Stock and the Notes each conform to all statements relating thereto contained in the Prospectus; and the issuance of the Notes evidencing the Securities to be purchased by the Underwriters from the Companies hereunder and the Shares of Paired Common Stock to be issued upon the conversion of such Notes is not subject to preemptive or other similar rights.

     (e) Each of the Companies is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of such Companies and their Subsidiaries (as hereinafter defined), taken as a whole.

     (f) Except for Los Angeles Turf Club, Inc. ("LATC"), each company listed in
Exhibit 22 to the Companies' 1994 Annual Report on Form 10-K which is incorporated by reference into the Registration Statement is inactive, conducts no business and has no material assets or liabilities. LATC is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on its condition (financial or other), business, properties, net worth or results of operations; all the outstanding shares of capital stock of LATC have been duly authorized and validly issued, are fully paid and non-assessable, and are owned by Operating Company directly, free and clear of any lien, adverse claim, security interest, equity or other encumbrance.

     (g) There are no legal or governmental proceedings pending or, to the knowledge of the Companies, threatened, against the Companies or any of the Subsidiaries, or to which the Companies or any of the Subsidiaries, or to which any of their respective properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act.

     (h) Neither Operating Company, Realty nor any of the Subsidiaries is in violation of its certificate or articles of incorporation or by-laws, or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Companies or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Companies or any of the Subsidiaries, or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which either of the Companies or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound except, in each case, for such as are immaterial.

     (i) Neither the issuance and sale of the Securities or the Shares of Paired Common Stock, the execution, delivery or performance of this Agreement by the Companies, nor the consummation by the Companies of the transactions contemplated hereby (A) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official located within the United States (except such as may be required for the registration of the Securities or the Shares of Paired Common Stock under the Act, the Exchange Act and the Trust Indenture Act of 1939 (the "Trust Indenture Act"), and compliance with the securities or Blue Sky laws of various jurisdictions, all of which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of either of the Companies or any of the Subsidiaries or (B) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which either of the Companies or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Companies or any of the Subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of either of the Companies or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject except, in each case, for such as are immaterial.

     (j) The accountants, Kenneth Leventhal & Company, who have certified or shall certify the financial statements included in the Registration Statement and the Prospectus (or any amendment or supplement thereto) are independent public accountants as required by the Act.

     (k) The separate and combined financial statements, together with related schedules and notes, included in the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the separate or combined, as applicable, financial position, results of operations and changes in financial position of the Companies and the Subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Companies and the Subsidiaries.

     (l) The execution and delivery of, and the performance by the Companies of their obligations under, this Agreement have been duly and validly authorized by each of the Companies, and this Agreement has been duly executed and delivered by each of the Companies and constitutes the valid and legally binding agreement of each of the Companies, enforceable against each of the Companies in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law, and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

     (m) Except as disclosed in or contemplated by the registration statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), neither Operating Company, Realty nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Companies and the Subsidiaries taken as a whole, and there has not been any change in the capital stock, or material increase in the short-term debt or long-term debt, of either of the Companies or any of the Subsidiaries, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, net worth or results of operations of the Companies and the Subsidiaries taken as a whole.

     (n) Each of the Companies and the Subsidiaries has good title to all real property and good title to all personal property described in the Prospectus as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and except for such as were incurred in the ordinary course of the Companies' business or which do not materially affect the value of such property, and all the property described in the Prospectus as being held under lease by any of the Companies and the Subsidiaries is held by it under valid, subsisting and enforceable leases, except for such as are immaterial.

     (o) The Companies have not distributed and, prior to the later to occur of
(i) the Closing Date and (ii) completion of the distribution of the Shares of Paired Common Stock, will not distribute any offering material in connection with the offering and sale of the Securities or the Shares of Paired Common Stock other than the Registration Statement, the Prepricing Prospectus, the Prospectus or other materials, if any, permitted by the Act.

     (p) Each of the Companies and each of the Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its respective properties and to conduct its business in the manner described in the Prospectus, and subject to such qualifications as may be set forth in the Prospectus; each of the Companies and each of the Subsidiaries has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, none of such permits contains any restriction that is materially burdensome to either of the Companies or any of the Subsidiaries.

     (q) Both of the Companies and each of the Subsidiaries have filed all tax returns required to be filed, which returns are complete and correct, and neither Operating, Realty nor any Subsidiary is in default in the payment of any taxes which were payable pursuant to such returns or any assessments with respect thereto.

     (r) No holder of any security of the Companies has any right to require registration of shares of common stock or any other security of the Companies because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.

     (s) Neither of the Companies is now, and after sale of the Securities to be sold by it hereunder and application of the net proceeds from such sale as described in the Prospectus under the caption "Use of Proceeds" neither will be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     (t) Each of the Companies have filed in a timely manner each document or report required to be filed by it pursuant to the Exchange Act and the rules and regulations thereunder; each such document or report at the time it was filed conformed to the requirements of the Exchange Act and the rules and regulations thereunder; and none or such documents or reports contained an untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     (u) Each of the Companies have complied with all provisions of Florida Statutes, (S)517.075, relating to issuers doing business with Cuba.

     (v) Realty is qualified as a "real estate investment trust" under the Internal Revenue Code of 1986 (the "Code") and will be so qualified after consummation of the transactions contemplated by the Registration Statement.

     (w) Except as described in the Registration Statement and Prospectus, no labor dispute with the employees of Realty or Operating Company or any Subsidiary exists or, to the knowledge of Realty or Operating Company, has been threatened or is imminent.

     (x) The Companies have obtained all permits, licenses and other authorizations that are required under all environmental laws, including but not limited to the Federal Water Pollution Control Act (33 U.S.C. (S) 1251 et seq.), Resource Conservation & Recovery Act (42 U.S.C. (S) 6901 et seq.), Safe Drinking Water Act (21 U.S.C. (S) 349, 42 U.S.C. (S)(S) 201, 300f), Toxic Substances Control Act (15 U.S.C. (S) 2601 et seq., Clean Air Act (42 U.S.C. (S) 7401 et seq.), Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. (S) 9601 et seq.), other appropriate California or other applicable state laws and any other laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes or under any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder (collectively, the "Environmental Laws"), except to the extent failure to have any such permit, license or authorization, individually or in the aggregate, does not have a material adverse effect on the condition (financial or otherwise) or the earnings, business affairs or business prospects of the Companies and the Subsidiaries, taken as a whole. Except as described in the Prospectus, the Companies and the Subsidiaries are in compliance with all terms and conditions of any required permits, licenses, authorizations, limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in the Environmental Laws, except to the extent failure to comply would not have a material adverse effect on the condition (financial or otherwise) or the earnings, business affairs or business prospects of the Companies and the Subsidiaries, taken as a whole.

     (y) To the best knowledge of each of the Companies and the Subsidiaries, there are no past or present events, conditions, circumstances, activities, practices, incidents, actions, or plans relating to the business as presently being conducted by either of the Companies or any Subsidiary that interferes with or prevents compliance or continued compliance with the Environmental Laws, or which would be reasonably likely to give rise to any legal liability (whether statutory or common law) or otherwise would be reasonably likely to form the basis of any claim, action, demand, suit, proceeding, hearing, notice of violation, study, investigation, remediation or cleanup based on or related to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge, release into the workplace, the community or the environment of any pollutant, contaminant, chemical or industrial, toxic, or hazardous substance or waste, except for any liabilities or any claims, demands or other actions specified above that will not individually or in the aggregate have a material adverse effect on the condition (financial or otherwise) or the earnings, business affairs or business prospects of the Companies and the Subsidiaries, taken as a whole.

     7.  Indemnification and Contribution.  (a)  The Companies, jointly and
         --------------------------------
severally, agree to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriter furnished in writing to the Companies by or on behalf of any Underwriter through you expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares of Paired Common Stock by such Underwriter to any person if (x) a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus and (y) the Companies have delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Companies may otherwise have.

     (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Companies, such Underwriter or such controlling person shall promptly notify the Companies, and the Companies shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the Companies have agreed in writing to pay such fees and expenses,
(ii) the Companies have failed to assume the defense and employ counsel, or
(iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Companies and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Companies by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Companies shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Companies shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The Companies shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Companies agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

     (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Companies, their directors, their officers who sign the Registration Statement, and any person who controls the Companies within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Companies to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Companies, any of their directors, any such officer, or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Companies by paragraph (b) above (except that if the Companies shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Companies, their directors, any such officer, and any such controlling person shall have the rights and duties given to the Underwriters by paragraph
(b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

     (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Companies on the one hand and the Underwriters on the other hand from the offering of the Shares of Paired Common Stock, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Companies on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Companies on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Companies bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Companies on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Companies on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) The Companies and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares of Paired Common Stock underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective numbers of Initial Securities set forth opposite their names in Schedule I hereto (or such numbers of Initial Securities increased as set forth in Section 10 hereof) and not joint.

     (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

     (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the

Companies set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Companies, their directors or officers, or any person controlling the Companies, (ii) acceptance of any Shares of Paired Common Stock and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Companies, its directors or officers, or any person controlling the Companies, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this
Section 7.

     8.  Conditions of Underwriters' Obligations.  The several obligations of
         ---------------------------------------
the Underwriters to purchase the Initial Securities hereunder are subject to the following conditions:

         (a) If, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Securities or the Shares may commence, the registration statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rule 424 and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the registration statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Companies or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the registration statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

         (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of either of the Companies or the Subsidiaries not contemplated by the Prospectus, which in your opinion, as Representatives of the several Underwriters, would materially and adversely affect the market for the Shares of Paired Common Stock, or (ii) any event or development relating to or involving either of the Companies or any officer or director of the Companies which makes any statement made in the Prospectus untrue or which, in the opinion of the Companies and their counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, as Representatives of the several Underwriters, materially and adversely affect the market for the Shares of Paired Common Stock.

         (c) You shall have received on the Closing Date, an opinion of O'Melveny & Myers, counsel for the Companies, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

               (i) Each of the Companies and LATC has been duly incorporated, and is validly existing in good standing under the laws of the state of its incorporation, with corporate power to own its properties and assets and to carry on its business as described in the registration statement and Prospectus. Realty is duly qualified to conduct its business and is in good standing under the laws of the states of California, Arizona and Maryland. Operating Company is duly qualified to conduct its business and is in good standing under the laws of the State of California. Each of the Companies and LATC is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or presence of its employees requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Companies and the Subsidiaries taken as a whole;

               (ii) The authorized capital stock of each of the Companies consists of 19,000,000 shares of Common Stock and 6,000,000 shares of Preferred Stock. The outstanding capital stock of each of the Companies at March 31, 1995 was as set forth under the caption "Capitalization" in the Prospectus.

               (iii) The outstanding shares of the capital stock of LATC have been duly authorized by all necessary corporate action on the part of LATC and are validly issued, fully-paid and non-assessable and are owned of record by Operating Company directly, free and clear of any perfected security interest.

               (iv) Holders of the Paired Common Stock of the Companies are not entitled to any statutory preemptive right to subscribe to any additional issues of the Companies' Paired Common Stock.

               (v) Neither of the Companies is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               (vi) The Notes have been duly authorized by all necessary corporate action on the part of the Companies and, upon payment for and delivery of the Notes in accordance with this Agreement and due authentication thereof by the Trustee, will be legally valid and binding obligations of the Companies, enforceable against the Companies in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws), and by general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

               (vii) The Shares of Paired Common Stock have been duly authorized by all necessary corporate action on the part of the Companies and, upon conversion of the Notes and delivery of the Shares of Paired Common Stock in accordance with the terms of this Agreement, the Indenture and the Notes and the countersigning of the certificate or certificates representing the Shares of Paired Common Stock by a duly authorized officer of the registrar for the Companies' Paired Common Stock, the Shares of Paired Common Stock will be validly issued, fully paid and non-assessable.

               (viii) The execution, delivery and performance of the Indenture has been duly authorized by all necessary corporate action on the part of the Companies, the Indenture has been duly executed and delivered by the Companies, the Indenture constitutes the legally valid and binding obligation of the Companies, enforceable against the Companies in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws), and by general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law, and the Indenture has been duly qualified under the Trust Indenture Act.

               (ix) The Registration Statement has been declared effective under the Act and, to counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or threatened by the Commission, and any required filing of the Prospectus pursuant to Rule 424(b) has been made in accordance with Rule 424(b).

               (x) The statements in the Prospectus under the caption "DESCRIPTION OF SECURITIES" and "ERISA MATTERS," insofar as they summarize provisions of the Indenture, the Notes, or the Capital Stock of the Companies, and insofar as such statements constitute a summary of legal matters or documents, fairly present the information set forth therein. The discussion in the Prospectus under the Caption "FEDERAL INCOME TAX MATTERS" fairly summarizes the federal income tax considerations that are likely to be material to a holder of paired Common Stock. The Notes evidencing the Securities and the Shares of Paired Common Stock conform to the descriptions thereof contained in the Registration Statement, and the forms of certificates used to evidence the Notes and the Shares of Paired Common Stock conform to the description thereof and are in due and proper form.

               (xi) Each of the registration statement, as of the effective date thereof, and the Prospectus and any further supplements or amendments thereto, on the filing date of such Prospectus, supplement or amendment, appeared on its face to comply in all material respects with the requirements as to form for registration statements on Form S-3 under the Act or prospectuses forming a part thereof, except that counsel shall express no opinion concerning the financial statements and notes thereto and the schedules and other financial information and statistical data contained or incorporated by reference therein.

               (xii) Counsel does not know of any contract or other document of a character required to be filed as an exhibit to the Registration Statement which is not filed as required.

               (xiii) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of the Companies, and this Agreement has been duly executed and delivered by the Companies.

               (xiv) The Companies' execution and delivery of, and performance of its obligations under, this Agreement do not and will not
     (i) violate the Certificate of Incorporation or bylaws of the Companies,
     (ii) violate, breach or result in a default under, or result in the creation of any lien, charge or encumbrance upon any of the assets of the Companies or result in the ability to accelerate, any existing obligation of the Companies under any other agreement (the "Other Agreements") listed as an exhibit to the Registration Statement, or (iii) breach or otherwise violate any existing obligation of the Companies under any order, judgment or decree of any California or federal court or governmental authority binding on the Companies identified in a certificate of the Company or (iv) result in Realty losing its status as a "real estate investment trust" under the Code, assuming for this purpose the correctness of any certificate to the Companies by the Representatives pursuant to the third paragraph of Section 4 hereof.

               (xv) The execution and delivery by the Companies of, and performance of their obligations under, this Agreement do not violate any California or federal statute or regulation that we have, in the exercise of customary professional diligence, recognized as applicable to the Companies or to transactions of the type contemplated by this Agreement, except that counsel need express no opinion regarding any Blue Sky or state securities laws or the provisions of Section 7 of this Agreement.

               (xvi) No order, consent, permit or approval of any California, Delaware or federal governmental authority is required on the part of the Companies for the execution and delivery of this Agreement, the Indenture or for the issuance and sale of the Notes and the Shares of Paired Common Stock, except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under applicable Blue Sky or state securities laws.

               (xvii) To the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving either of the Companies or LATC of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus.

               (xviii) In connection with counsel's participation in the preparation of the Registration Statement and the Prospectus, counsel has not independently verified the accuracy, completeness or fairness of the statements contained or incorporated therein, and the limitations inherent in the examination made by counsel and the knowledge available to counsel is such that counsel is unable to assume, and does not assume, any responsibility for such accuracy, completeness or fairness (except as otherwise specifically stated in paragraph (x) above). However, on the basis of counsel's review of the Registration Statement, the Prospectus and the Incorporated Documents and our participation in conferences in connection with the preparation of the Registration Statement and the Prospectus, and relying as to materiality to a large extent upon opinions of officers and other representatives of the Company, counsel does not believe that the Registration Statement and the Incorporated Documents, considered as a whole as of the effective date of the Registration Statement, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and counsel does not believe that the Prospectus and the Incorporated Documents, considered as a whole on [INSERT DATE OF THE PROSPECTUS] and on the date hereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. However, counsel expresses no opinion or belief as to any document filed by the Companies under the Exchange Act, whether before or after the effective date of the Registration Statement, except to the extent that any such document is an Incorporated Document read together with the Registration Statement or the Prospectus and considered as a whole, nor does counsel express any opinion or belief as to the financial statements and the notes thereto and the schedules, statistical data and other financial information contained or incorporated by reference in the Registration Statement, the Prospectus or the Incorporated Documents.

               (xix) For the calendar years 1992, 1993 and 1994, Realty met the requirements of the Code for qualification as a real estate investment trust ("REIT"), and if Realty continues its operations in the same manner as it has in such years, Realty will continue to so qualify, provided that the various tests for qualification as a REIT relating to Realty's income, assets, distribution, ownership and certain administrative matters are satisfied in those years. However, counsel may state in such opinion that qualification as a REIT depends on future transactions and events which cannot be known at the time of such opinion and that counsel cannot opine as to whether the company will in fact continue to qualify as a REIT in the future. Moreover, Realty's qualification as a REIT depends on the qualification of Pacific Gulf Properties Inc. ("Pacific") as a REIT, a matter over which Realty does not exercise control. In rendering such opinion, counsel may rely on various rulings which Realty has received from the Internal Revenue Service, on certain factual assumptions with regard to stock ownership and, as to other factual determinations and conclusions necessary to such opinion, including Pacific's qualification as a REIT, on such representations from management of Realty and other individuals and entities as are deemed appropriate.

          In rendering their opinion as aforesaid, counsel may state that their opinion is limited to matters governed by federal securities laws, federal tax laws, the corporation laws of the State of Delaware and the laws of the State of California.

          (d) You shall have received on the Closing Date an opinion of Sheppard, Mullin, Richter & Hampton, counsel for the Underwriters, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, with respect to such matters as you may request.

          (e) You shall have received letters addressed to you, as Representatives of the several Underwriters, and dated the date hereof and the Closing Date from Kenneth Leventhal & Company, independent certified public accountants, substantially in the forms heretofore approved by you.

          (f) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Companies, shall be contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any change in the capital stock of either of the Companies nor any material increase in the short-term or long-term debt of either of the Companies (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Companies and the Subsidiaries taken as a whole; (iv) none of the Companies and the Subsidiaries shall have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Companies and the Subsidiaries, taken as a whole, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement thereto); and (v) all the representations and warranties of the Companies contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of each of the Companies (or such other officers as are acceptable to you), to the effect set forth in this Section 8(f) and in Section 8(g) hereof.

          (g) Neither of the Companies shall have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

          (h) The Shares of Paired Common Stock shall have been listed or approved for listing upon notice of issuance on the New York Stock Exchange.

          (i) The Companies shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested.

          All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel.

          Any certificate or document signed by any officer of the Companies and delivered to you, as Representatives of the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the applicable Company to each Underwriter as to the statements made therein.

          The several obligations of the Underwriters to purchase Option Securities hereunder are subject to the satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 8, except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in paragraphs (c) through (f) shall be dated the Option Closing Date in question and the opinions called for by paragraphs (c) and (d) shall be revised to reflect the sale of Option Securities.

          9.     Expenses.  The Companies jointly and severally agree to pay the
                 --------
following costs and expenses and all other costs and expenses incident to the performance by it of their obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the Prospectus, and each amendment or supplement to any of them;
(ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, each Prepricing Prospectus, the Prospectus, and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Securities and Shares of Paired Common Stock (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Notes and the Shares of Paired Common Stock, including any stamp taxes in connection with the original issuance and sale of the Shares of Paired Common Stock; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares of Paired Common Stock; (v) the listing of the Shares of Paired Common Stock on the New York Stock Exchange;
(vi) the registration or qualification of the Shares of Paired Common

Stock for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) the filing fees and the fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; (viii) the transportation and other expenses incurred by or on behalf of representatives of the Companies in connection with presentations to prospective purchasers of the Notes; (ix) the fees and expenses of the Companies' accountants and the fees and expenses of counsel (including local and special counsel) for the Companies.

          10.    Effective Date of Agreement; Default by One or More of the
                 ----------------------------------------------------------
Underwriters.  This Agreement shall become effective:  (i) upon the execution
- ------------
and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Securities of the Shares of Paired Common Stock may commence, when notification of the effectiveness of the registration statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Companies, by notifying you, or by you, as Representatives of the several Underwriters, by notifying the Companies.

          If any one or more of the Underwriters shall fail or refuse to purchase Securities which it or they are obligated to purchase hereunder on the Closing Date, and the aggregate number of Securities which such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate number of Securities which the Underwriters are obligated to purchase on the Closing Date, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Initial Securities set forth opposite its name in Schedule I hereto bears to the aggregate number of Initial Securities set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with the Agreement Among Underwriters to purchase the Securities which such defaulting Underwriter or Underwriters are obligated, but fail or refuse, to purchase. If any one or more of the Underwriters shall fail or refuse to purchase Securities which it or they are obligated to purchase on the Closing Date and the aggregate number of Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Securities which the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to you and the Companies for the purchase of such Securities by one or more non-defaulting Underwriters or other party or parties approved by you and the Companies are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Companies. In any such case which does not result in termination of this Agreement, either you or the Companies shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Companies, purchases Securities which a defaulting Underwriter is obligated, but fails or refuses, to purchase.

          Any notice under this Section 10 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

          11.    Termination of Agreement.  This Agreement shall be subject to
                 ------------------------
termination in your absolute discretion, without liability on the part of any Underwriter to the Companies, by notice to the Companies, if prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Option Securities), as the case may be, (i) trading in the Shares of Paired Common Stock on the New York Stock Exchange or of securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market System shall have been suspended or materially limited,
(ii) a general moratorium on commercial banking activities in New York or California shall have been declared by either federal or state authorities, or
(iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or material and adverse change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Securities or the Shares of Paired Common Stock at the purchase price per unit or to enforce contracts for the sale of the Shares of Paired Common Stock by the Underwriters. Notice of such termination may be given to the Companies by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

          12.    Information Furnished by the Underwriters.  The statements set
                 -----------------------------------------
forth in the last paragraph on the cover page, the stabilization legend on the inside cover page, and the statements in the first and third paragraphs under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus, constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Sections 6(b) and 7 hereof.

          13.    Miscellaneous.  Except as otherwise provided in Sections 5, 10
                 -------------
and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Companies, at the office of Operating Company at 285 West Huntington Drive, Arcadia, California 91066-6014,
Attention: Kathryn J. McMahon, General Counsel; or (ii) if to you, as Representatives of the several Underwriters, care of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division.

          This Agreement has been and is made solely for the benefit of the several Underwriters, the Companies, their directors and officers, and the other controlling persons referred to in Section 7 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares of Paired Common Stock in his status as such purchaser.

          14.    Applicable Law; Counterparts.  This Agreement shall be governed
                 ----------------------------
by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed within the State of California.

          This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

          Please confirm that the foregoing correctly sets forth the agreement between the Companies and the several Underwriters.

                         Very truly yours,

                         SANTA ANITA OPERATING COMPANY


                         By
                            -------------------------------------------
                          Its
                              -----------------------------------------

                         SANTA ANITA REALTY ENTERPRISES, INC.


                         By
                            -------------------------------------------
                          Its
                              -----------------------------------------

Confirmed as of the date first
above mentioned on behalf of
themselves and the other several
Underwriters named in Schedule I
hereto.

SMITH BARNEY INC.

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION

As Representatives of the Several Underwriters


By SMITH BARNEY INC.

By
   -------------------------------
        Managing Director

                                  SCHEDULE I


                                 UNDERWRITERS

                            Number of                          Number of
Underwriter            Initial Securities   Underwriter    Initial Securities
- -----------            ------------------   -----------    ------------------
Smith Barney Inc.

Donaldson, Lufkin
& Jenrette
Securities
Corporation

                                                              -----------------


                                        Total...............
                                                              =================